PLEDGE AND SECURITY AGREEMENT

PLEDGE AND SECURITY AGREEMENT, (this "Agreement") as of this 12th day of October 2001, by and between **Thieme Consulting, Inc**, a New York Corporation, **("TCI")** and **Statmon Technologies Corp.**, a Delaware corporation ("Pledgor") in favor of those persons (collectively the "Lender") who receive promissory notes (the "Notes") to be issued by Pledgor in connection with that certain Placement Agent Agreement (the "Placement Agent Agreement") between Thieme Securities, Inc. and Pledgor.

WITNESSETH:

WHEREAS, Pledgor has agreed to grant the rights hereinbelow described to the Lender as an inducement to make the loans evidenced or to be evidenced by the Notes (collectively, the "Loan");

WHEREAS, the execution of this Agreement is a condition to the making of the Loan; and

WHEREAS, TCI is entering into this Agreement as the representative of the Lender.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

Section 1. Pledge.

(a) As security for the due and punctual payment of the Obligations (as hereinafter defined), Pledgor hereby pledges, hypothecates, assigns, transfers, sets over and delivers unto the Lender, and hereby grants to the Lender a security interest in all the assets of Pledgor. The foregoing shall include, but not be limited to, Pledgor's cash, securities, interests, and other property at any time and from time to time received and receivable or otherwise distributed in respect of or in exchange for any thereof, whether presently in existence or hereafter acquired, wherever located (collectively, the "Collateral").

(b) This Agreement secures the payment and performance of all obligations of Pledgor to the Lender pursuant to the Notes, including interest thereon, and related documents whenever and however arising, whether direct or indirect, absolute or contingent, and whether the same may now be or hereafter become due from Pledgor or the executors, administrators, successors or assigns of Pledgor including the cost of protest and collection, including reasonable attorney's fees (all of the foregoing being collectively referred to as the "Obligations"). Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute all or part of the Obligations and would be owed by Pledgor to the Lender but for the fact that they are

unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving Pledgor.

Section 2. Representations and Warranties of Pledgor.

Pledgor hereby represents and warrants, as of the date hereof and for so long as there exists any outstanding Obligations that:

(a) Pledgor is the legal and equitable owner of the Collateral free and clear of all liens of every kind and nature ("Liens") other than (i) a security interest in favor of John Hoff securing a $260,000 loan made by him to Pledgor (the "Hoff Loan") and (ii) the pledge and security interest created hereunder (together, the "Permitted Liens");

(b) Pledgor has good right and lawful authority to pledge, transfer, assign and grant a security interest in the Collateral in the manner hereby done or contemplated;

(c) except as set forth in (a) (i) of this Section 2, this Agreement creates a valid, first priority security interest in favor of the Lender in all of the Collateral;

(d) there are no actions or proceedings, pending or to the knowledge of Pledgor, threatened, against or affecting Pledgor before any governmental authority or arbitrator which if determined adversely to Pledgor would have a material adverse effect on Pledgor's interest in the Collateral;

(e) no consent or approval of any person, entity, governmental body or regulatory authority, or of any securities exchange, is necessary to the validity of the rights of the Lender created hereunder;

(f) the execution and delivery by Pledgor of, and performance of its obligations under, this Agreement does not contravene any applicable law or any contractual restriction binding upon Pledgor, will not result in Pledgor being in default under any provision of any of agreements to which the Pledgor or to which the Collateral is subject, and does not result in or require the creation of any lien (other than the security interest in favor of the Lender created hereby);

(g) this Agreement constitutes the legal, valid and binding obligation of Pledgor and is enforceable against Pledgor in accordance with its terms;

(h) Pledgor has been duly formed and is validly existing under the laws of the State of Delaware;

(i) except for the Permitted Liens, Pledgor has not assigned, pledged or granted a

security interest in, or otherwise encumbered, any of its right, title or interest in, the Collateral in favor of any person or entity other than the Lender, and no person has asserted any claim, colorable or otherwise, to any ownership, equitable or beneficial, therein;

(j) Pledgor shall warrant, preserve, maintain and defend, at its sole expense, the right, title and security interest of the Lender in and to the Collateral against the claims and demands of all persons whomsoever;

(k) the rights and interests in the Collateral being granted and assigned hereunder constitute valid and subsisting rights and interests therein;

(l) Pledgor has received no notice that it is in default of any material contractual or other obligations;

(m) Pledgor is not the subject of any proceeding that would result in its dissolution, by operation of law or otherwise, and there are no facts or circumstances that exist which, with the passage of time or giving of notice, would result in the dissolution of Pledgor;

(n) Pledgor has not agreed, whether in writing or otherwise, to sell, convey, transfer, alienate, assign, pledge, hypothecate, grant a security interest in or encumber its interest in the Collateral, other than the Permitted Liens;

(o) the address of Pledgor's chief executive office and principal place of business are hereinbelow set forth; and

(p) none of the Collateral is held in a brokerage account or a similar securities account.

Section 3. Possession of Securities.

Except as otherwise required by the Hoff Loan, TCI, on behalf of the Lender, shall retain possession of each certificate or other instrument representing common stock or other security comprising all or a portion of the Collateral. During the term of this Agreement, and provided there shall be no default under this Agreement or the Notes, Pledgor, subject to the security interest granted by the Company in connection with the Hoff Loan, shall retain all rights associated with beneficial and legal ownership of the Collateral, including the exercise of all voting and notification rights, and all rights to receive dividends, whether upon liquidation or otherwise, and conversion; provided, however that in the event of any such conversion, any securities issued upon such conversion shall be deemed to be proceeds of the Collateral and shall be held by TCI as Collateral.

Section 4. Covenants of Pledgor.

Pledgor covenants and agrees as follows:

(a) Pledgor will execute financing statements and take such further actions as may be necessary or convenient to perfect the Lender's security interest in the Collateral, all as the Lender shall reasonably request;

(b) Pledgor will keep the Collateral free of liens, security interests and encumbrances, other than the Permitted Liens;

(c) Pledgor will promptly pay and discharge any and all taxes, levies and other impositions on or with respect to the Collateral, except those being contested in good faith, and shall do all acts necessary to preserve and maintain the value thereof; and

(d) Pledgor will promptly comply with all laws, ordinances and regulations of all governmental authorities applicable to the use or ownership of the Collateral.

Section 5. Preservation of Collateral.

TCI or the Lender may, from time to time, at its option, perform any obligation to be performed by the Pledgor hereunder that Pledgor shall fail to perform and take any other action that TCI or Lender may deem necessary for the maintenance or preservation of any of the Collateral or its security interest in the Collateral or any other interest therein. All moneys advanced by TCI or Lender in connection with the foregoing, together with interest at a rate of ten percent (10%) per annum, shall be repaid by Pledgor thereto upon the demand, and shall be secured hereby prior to any other indebtedness or obligation secured hereby; but the making of such advance by TCI or Lender shall not relieve Pledgor of any default hereunder until the full amount of the Obligations is repaid to the Lender and such default is otherwise cured. The rights granted under this Section 5 shall be in addition to any other rights or remedies to which Lender may be entitled on account of default.

This Agreement shall terminate upon satisfaction in full of the Obligations. Within a reasonable period of time after TCI's receipt of evidence from Pledgor or Pledgor demonstrating such satisfaction, TCI shall deliver to Pledgor any Collateral or proceeds thereof then in the possession of TCI, and the Lender shall file termination statements or take such other actions as may be reasonably requested by Pledgor to evidence the release of its lien and security interest in the Collateral.

Section 9. Miscellaneous.

(a) Each right, power and remedy herein specifically given to the Lender or TCI or otherwise existing shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity, or otherwise; and each right, power and remedy, whether specifically herein given or otherwise existing, may be exercised from time to time as often and in such order as may be deemed expedient by the Lender or TCI, and the exercise of any right, power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by TCI or the Lender in the exercise of any right or power, or in the pursuance of any remedy, shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of Pledgor or to be an acquiescence therein. No waiver by TCI or the Lender of any breach or default by Pledgor under this Agreement shall be deemed a waiver of any other previous breach or default or any other previous breach or default or any thereafter occurring.

(b) This Agreement shall be binding upon and inure to the benefit of Pledgor and TCI on behalf of the Lender, and their respective successors and assigns, except that Pledgor may not assign or transfer its rights hereunder without the prior written consent of the Lender.

(c) Upon the occurrence of a default under this Agreement, Pledgor does hereby constitute the Lender or TCI, its successors and assigns, as Pledgor's true and lawful attorney, irrevocably, with full power (in the name of Pledgor or otherwise) to ask, require, demand, receive, compound and give acquittance for any and all moneys and claims for money due and to become due under to arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings that TCI or the Lender may deem to be necessary or advisable.

(d) Any notice required or permitted to be given hereunder shall be given in writing and shall be deemed effective upon delivery thereof addressed as follows:

To TCI:

Thieme Consulting, Inc.
1370 Avenue of the Americas
New York, NY 10019
Attention: Heiko Thieme, President
Telephone: 212-397-3900
Fax: 212-397-4036

with a copy to:

Reisman & Associates, P.A.
Attn: Jonathan Reisman, Esq.
5100 Town Center Circle
Boca Raton, Fl 33486
Telephone: 561-361-9300
Fax: 561-416-9249

To Pledgor:

Statmon Technologies Corp
114 North Doheny Drive
Suite 201
Los Angeles, CA 90048
Telephone: 310-440-8053
Fax: 310-278-6585

with a copy to:

Martin Licht, Esq.
685 Third Avenue
New York, NY 10017
Telephone: 212-661-7100
Fax: 212- 661-3339

or to such other address of which notice is duly given to the other parties.

(e) Pledgor waives any right that it may have to require the Lender to proceed against any other entity or individual, or proceed against or exhaust any other security, or pursue any other remedy the Lender may have.

(f) If any provision of this Agreement, shall be adjudged by a court to be invalid or unenforceable, Pledgor acknowledges and agrees that all other provisions of this Agreement shall remain valid and enforceable in all respects against Pledgor.

(g) No default shall be waived by the Lender except in writing, and the waiver of any one right under this Agreement shall not operate as a waiver of any other right.

(h) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to its conflicts of laws, rules or principles. Any suit, action or proceeding with respect to this Agreement shall be brought in the courts in New York County in the State of New York or in the United States District Court for the Southern District of New York. The parties hereto hereby accept the exclusive jurisdiction of those courts for the purpose of any such suit, action or proceeding. The parties hereto hereby irrevocably waive, to the fullest extent permitted by law, any objection that any of them may now or hereafter have to the laying of venue of any suit, action or proceeding rising out of or relating to this Agreement or any judgment entered by any such court in respect thereof and hereby further irrevocably waive any claim that any suit, action or proceeding brought therein has been brought in an inconvenient forum.

(i) This Agreement contains the entire understanding between the parties hereto and supersedes any other agreements or understandings between the parties hereto with respect to the transactions contemplated herein. This Agreement may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

(j) this Agreement may be executed in one or more counterparts, all of which taken together shall constitute one agreement.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

Statmon Technologies Corp.

By: ____________________

Name: GEOFFREY TALBOT

Title: PRESIDENT

Thieme Consulting, Inc.

By: ____________________

Name: ____________________

Title: ____________________

EXHIBIT F

List of Agreements

EXHIBIT F

LIST OF MATERIAL AGREEMENTS

1. Note Purchase and Shareholder Rights Agreement dated November 3, 2000 by and among Statmon Technologies Corp., John Hoff and the Significant Holders .
2. Promissory Note Due September 8, 2001 in the amount of $250,000 from Statmon Technologies Corp. to John Hoff.
3. Trademark Security Agreement dated November 3, 2000 between Statmon Technologies Corp. and John Hoff.
4. Technology Assignment Agreement dated as of June 16, 2000 by and among Statmon Technologies Corp., Peter Upfold and Statmon Developments Pty. Limited.
5. Technology Assignment Agreement dated as of December 28, 2000 by and among Statmon Technologies Corp., Richard Fleming and Radio Support Services Pty. Limited.
6. Employment Agreement dated as of September 17, 2000 between Statmon Technologies Corp. and Peter Upfold.
7. Employment Agreement dated as of September 17, 2000 between Statmon Technologies Corp. and Geoffrey Talbot.
8. Employment Agreement dated as of September 17, 2000 between Statmon Technologies Corp. and Chad Kalebic.
9. Consulting Agreement dated September 12, 2000 between Statmon Technologies Corp. and Jason Netter.
10. Commission Agreement between Statmon Technologies Corp. and Chad Kalebic and Michael Hurst.

EXHIBIT G

Use of Proceeds

,TMON TECHNOLOGIES CORP.
Interim Financing
Use of Proceeds

Business Development Expenses	$75,000	30.00%
Form SB-2 Filing & Offering Expenses	103,000	41.20%
Loan Commission	25,000	10.00%
Servers & Equipment	27,000	10.80%
Working Capital	20,000	8.00%
Total	$250,000	100.00%

EXHIBIT H

Operating Budget

STATMON TECHNOLOGIES CORP.
Proforma Burn Rate/Cash Flow
FYE 2002

	Month 1	Month 2	Month 3	Month 4	Month 5	Month 6	Month 7	Month 8	Month 9	Month 10	Month 11	Total
	Aug-01	Sep-01	Oct-01	Nov-01	Dec-01	Jan-02	Feb-02	Mar-02	Apr-02	May-02	Jun-02	FYE 2002
Interim Bridge Loan			250,000									250,000
Float/Shares/SB-2/RegS Offering				100,000		250,000	500,000	250,000	250,000	250,000	500,000	2,100,000
Warrants												
Monthly Capital Inflow	0	0	250,000	100,000	0	250,000	500,000	250,000	250,000	250,000	500,000	2,350,000
Cumulative Capital Proceeds	*0*	*0*	*250,000*	*350,000*	*350,000*	*600,000*	*1,100,000*	*1,350,000*	*1,600,000*	*1,850,000*	*2,350,000*	
Sales		15,900	68,500	160,000	144,750	160,000	215,000	230,000	230,000	275,000	275,000	1,764,150
Cummulative Sales	*0*	*15,900*	*84,400*	*234,400*	*379,150*	*539,150*	*754,150*	*984,150*	*1,214,150*	*1,489,150*	*1,764,150*	
Total Inflow	0	15,900	318,500	250,000	144,750	410,000	715,000	480,000	480,000	525,000	775,000	4,114,150
Less:												
Offering Costs	0	0	72,500	25,500	57,500	30,000	42,500	20,000	20,000	20,000	40,000	328,000
John Hoff Repayment										280,000		280,000
Thieme Associates Repayment									262,500			262,500
												0
Total Offering/Bridge Rpymnts	0	0	72,500	25,500	57,500	30,000	42,500	20,000	282,500	300,000	40,000	870,500
Total Available Cash	0	700	225,140	245,849	162,988	375,306	822,375	1,067,797	1,080,301	1,085,662	1,594,747	3,243,650
Less:												
SG&A	15,200	21,560	138,898	165,111	136,684	186,730	184,078	185,496	225,119	221,435	211,735	1,680,244
Capital Expenditure	0	0	66,895	15,000	31,000	38,500	10,500	9,500	4,500	4,500	4,500	184,895
Net Cash Position	-15,200	-20,860	21,346	75,739	-4,695	149,875	627,797	892,631	863,682	859,747	1,378,511	1,378,511

0

STATMON TECHNOLOGIES CORP.
Salaries & Compensation Detail
August 2001 - June 2002

	Aug-01	Sep-01	Oct-01	Nov-01	Dec-01	Jan-02	Feb-02	Mar-02	Apr-02	May-02	Jun-02	Total
Corporate - Officers												
CEO - Geoffrey Talbot	6,667	6,667	6,667	6,667	6,667	6,667	6,667	6,667	13,333	13,333	13,333	93,331
CTO - Peter Upfold	6,667	6,667	6,667	6,667	6,667	6,667	6,667	6,667	13,333	13,333	13,333	93,331
Fringe (@ 14%)	1,867	1,867	1,867	1,867	1,867	1,867	1,867	1,867	3,733	3,733	3,733	26,135
Total Officers	15,200	15,200	15,200	15,200	15,200	15,200	15,200	15,200	30,399	30,399	30,399	212,797
Corporate - Staff												
Sales/Business Development												
Chad Kalebic Retainer			5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	45,000
Michael Hurst Retainer			5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	45,000
												-
Sales Executive-Outside Base				5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	40,000
Sales Manager - Inside Base				4,167	4,167	4,167	4,167	4,167	4,167	4,167	4,167	33,336
Bonus Pool @ 10%												-
Vertical Development - John Hoff			10,000	10,000	10,000	10,000	10,000	10,000	10,000	10,000	10,000	90,000
Finance												
Chief Financial Officer					6,250	6,250	6,250	6,250	6,250	6,250	6,250	43,750
Support												
Admin Assistant				2,667	2,667	2,667	2,667	2,667	2,667	2,667	2,667	21,336
Fringe (@ 14%)	-	-		4,457	5,332	5,332	5,332	5,332	5,332	5,332	5,332	41,791
Total Corporate - Staff	-	-	20,000	36,291	43,416	43,416	43,416	43,416	43,416	43,416	43,416	360,203
Operations - Staff												
Programming Group												
Chief Programmer (NB)				4,500	4,500	9,500	9,500	9,500	9,500	9,500	9,500	66,000
R&D Programmer - 1						5,833	5,833	5,833	5,833	5,833	5,833	34,998
R&D Programmer - 2						5,833	5,833	5,833	5,833	5,833	5,833	34,998
Customer Support												
Call Center Technician - 1	-					3,333	3,333	3,333	3,333	3,333	3,333	19,998
Call Center Technician - 2	-	-	-						3,333	3,333	3,333	9,999
Customer Support Programmer	-	-	-			4,167	4,167	4,167	4,167	4,167	4,167	25,002
Client Site Technician	-				4,167	4,167	4,167	4,167	4,167	4,167	4,167	29,169
Operation Support												
IT Technicians			7,500	7,500	7,500	7,500	7,500	7,500	7,500	7,500	7,500	67,500
Assistant			2,667	2,667	2,667	2,667	2,667	2,667	2,667	2,667	2,667	24,003
Fringe (@ 14%)	-	-	1,423	2,053	2,637	6,020	6,020	6,020	6,487	6,487	6,487	43,634
Total Operations - Staff	-	-	11,590	16,720	21,471	49,020	49,020	49,020	52,820	52,820	52,820	355,301
TOTAL SALARIES	15,200	15,200	46,790	68,211	80,087	107,636	107,636	107,636	126,635	126,635	126,635	928,301

	Aug-01	Sep-01	Oct-01	Nov-01	Dec-01	Jan-02	Feb-02	Mar-02	Apr-02	May-02	Jun-02
Total Employees	2	2	7	11	13	17	17	17	16	16	16
New Employees	2	-	5	4	2	4	-	-	1	-	-

STATMON TECHNOLOGIES CORP.
Operating Budget
FYE 2002

	1	2	3	4	5	6	7	8	9	10	11	Total
Month	Aug-01	Sep-01	Oct-01	Nov-01	Dec-01	Jan-02	Feb-02	Mar-02	Apr-02	May-02	Jun-02	2002 FYE
Software Sales-Net Revenue		10,000	10,000	10,000	10,000	10,000	50,000	50,000	50,000	50,000	50,000	300,000
Commission Based-Net Revenue		15,900	68,500	150,000	144,750	150,000	165,000	180,000	180,000	225,000	225,000	1,504,150
Gross Income	0	25,900	78,500	160,000	154,750	160,000	215,000	230,000	230,000	275,000	275,000	1,804,150
SG&A Expenses												
Salaries												
Officers	15,200	15,200	15,200	15,200	15,200	15,200	15,200	15,200	30,399	30,399	30,399	212,797
Sales & Corporate	-	-	20,000	38,291	43,416	43,416	43,416	43,416	43,416	43,416	43,416	360,203
IT Support	-	-	11,590	16,720	21,471	49,020	49,020	49,020	52,820	52,820	52,820	355,301
Commission		6,360	27,400	60,000	21,713	22,500	24,750	27,000	27,000	33,750	33,760	284,223
Advertising				3,334	3,333	3,333	3,334	2,500	2,500	2,500	2,500	23,334
Insurance			7,586	8,566	9,285	11,194	10,760	10,760	11,384	10,950	11,250	91,734
Legal & Accounting			2,000	2,000	2,000	2,000	4,000	4,000	4,000	4,000	4,000	28,000
NAB Trade Show			43,120			16,000			20,000	10,000		88,120
Patent/Copyright							8,332	8,333	8,333	8,334	8,334	41,666
Recruiting				500	267	267	266	267	267	266	266	2,366
Rent/Utilities						5,000	5,000	5,000	5,000	5,000	5,000	30,000
Travel/Meals/Entmt			5,000	5,000	10,000	10,000	10,000	10,000	10,000	10,000	10,000	80,000
Miscellaneous			5,000	7,500	10,000	10,000	10,000	10,000	10,000	10,000	10,000	82,500
Total SG&A Expenses	15,200	21,560	136,896	155,111	136,684	186,930	184,078	185,496	225,119	221,435	211,735	1,680,244
Net Cash Generated	(15,200)	4,340	(58,396)	4,889	18,066	(26,930)	30,922	44,504	4,881	53,565	63,265	123,906
Cumulative Cash Generated	(15,200)	(10,860)	(69,256)	(64,366)	(46,300)	(73,230)	(42,308)	2,196	7,077	60,642	123,906	-

10/11/2001
11:51 AM

STATMON TECHNOLOGIES CORP.
Capital Expenditures
2002 FYE

	Aug-01	Sep-01	Oct-01	Nov-01	Dec-01	Jan-02	Feb-02	Mar-02	Apr-02	May-02	Jun-02	Total
EQUIPMENT/FACILITIES												
Furniture & Fixtures					7,500	7,500	2,000	2,000		-	-	19,000
Tenant Improvements					5,000	5,000	5,000	-		-	-	15,000
Computers/Network/Telephone												
Servers				10,000	15,000	-	-	-		-	-	25,000
Workstations						12,000	-	3,000		-	-	15,000
Network Infrastructure			1,000	1,000	-	1,000	-	1,000	1,000	1,000	1,000	7,000
Software			8,845	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	24,845
UIF Interface Inventory			12,300									
VideoClip Inventory			50,200									
Electronic Test Equipment			15,000	-	1,000	1,000	1,000	1,000	1,000	1,000	1,000	22,000
Telephones & System			250	2,000	500	10,000	500	500	500	500	500	15,250
TOTAL EQUIPMENT/FACILITIES	-	-	68,695	15,000	31,300	38,500	10,500	9,500	4,500	4,500	4,500	142,395
SB-2 & OFFERING EXPENSES												
Legal SB-2 Filing/Offering			25,000	6,000	25,000							56,000
Accounting/Audit			20,000									20,000
Consulting Fees/Opinion Letter				7,500	15,000	5,000						27,500
Commission/Success Fees			25,000	8,000	0	20,000	40,000	20,000	20,000	20,000	40,000	193,000
SEC/NASD Filing Fees					2,500		2,500					5,000
State/Blue Sky legal & filing fees						5,000						5,000
Printing					10,000							10,000
Travel & Misc Offering Expenses			2,500	5,000	5,000							12,500
Total SB-2 & Offering Expenses	-	-	72,500	26,500	57,500	30,000	42,500	20,000	20,000	20,000	40,000	328,000
TOTAL CAPITAL EXPENDITURE	-	-	139,395	40,500	88,500	68,500	53,000	29,500	24,500	24,500	44,500	470,395